LIMITED POWER OF ATTORNEY

      I, J. Paul Condrin, III, Director and Vice President of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Barry S. Gilvar and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as Director and Vice President of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     4/6/2000
     ---------------------------

/s/ Laurance Yahia                  /s/ J. Paul Condrin
----------------------              -------------------------
Signature of Witness                Signature of Mr. Condrin
Laurance Yahia

                            LIMITED POWER OF ATTORNEY

      I, John B. Conners, a Director of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Barry S. Gilvar and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     4/12/2000
     ---------------------------

/s/ Denise E. Conary                /s/ John B. Connors
----------------------              -------------------------
Signature of Witness                Signature of Mr. Conners
Denise E. Conary

                            LIMITED POWER OF ATTORNEY

      I, A. Alexander Fontanes, Director and Vice President of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Barry S. Gilvar and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as Director and Vice President of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     April 10, 2000
     ---------------------------

/s/ Cynthia Hegh                    /s/ A. Alexander Fontanes
----------------------              -------------------------
Signature of Witness                Signature of Mr. Fontanes
Cynthia Hegh

                            LIMITED POWER OF ATTORNEY

      I, Edmund F. Kelly, Director, President and Chief Executive Officer of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Barry S. Gilvar and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to sign for me and in my name as Director, President and Chief Executive Officer of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     April 6, 2000
     ---------------------------

/s/ Hope M. Erwin                    /s/ Edmund F. Kelly
----------------------              -------------------------
Signature of Witness                Signature of Mr. Kelly
Hope M. Erwin

                            LIMITED POWER OF ATTORNEY

      I, Christopher C. Mansfield, a Director of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Barry S. Gilvar and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     4/6/00
     ---------------------------

/s/ Mary S. Masterson               /s/ Chris Mansfield
----------------------              -------------------------
Signature of Witness                Signature of Mr. Mansfield
Mary S. Masterson

                            LIMITED POWER OF ATTORNEY

      I, Jean M. Scarrow, Director, Executive Vice President and Chief Operating Officer-Group of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Barry S. Gilvar and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director and an Executive Vice President of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     4/7/00
     ---------------------------

/s/ Rae Levesque                    /s/ Jean M. Scarrow
----------------------              -------------------------
Signature of Witness                Signature of Ms. Scarrow
Rae Levesque

                            LIMITED POWER OF ATTORNEY

      I, Morton E. Spitzer, Director, Executive Vice President and Chief Operating Officer-Individual of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Barry S. Gilvar and William J. O'Connell, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as a Director and an Executive Vice President of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     4/10/00
     ---------------------------

/s/ Vivian A. Laney                 /s/ M. E. Spitzer
----------------------              -------------------------
Signature of Witness                Signature of Mr. Spitzer
Vivian A. Laney

                            LIMITED POWER OF ATTORNEY

      I, Elliot J. Williams, Treasurer of Liberty Life Assurance Company of Boston, a corporation duly organized under the laws of the Commonwealth of Massachusetts, do hereby appoint Edmund F. Kelly, Barry S. Gilvar and William J. O'Connell and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name as Treasurer of this Company all documents required for registration of a security under the Securities Act of 1933, as amended, all documents required for registration of an investment company under the Investment Company Act of 1940, as amended, and all other documents required to be filed with the Securities and Exchange Commission under those two Acts and the Act regulations.


Date:     April 6, 2000
     ---------------------------

/s/ Hope M. Erwin                   /s/ Elliot J. Williams
----------------------              -------------------------
Signature of Witness                Signature of Mr. Williams
Hope M. Erwin